SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





        Date of Report (Date of earliest event reported): March 31, 2004


                                PACIFIC CMA, INC.


             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                    0-27653                              84-1475073
----------------------------------------------    ---------------------------      ------------------------------------
(State or Other Jurisdiction Incorporation)         (Commission File Number)       (IRS Employer Identification Number)


1350 Avenue of the Americas (Suite 3100)                New York, New York                          10019
--------------------------------------------      ---------------------------                 ------------------
   (Address of Principal Executive Office)              (City and State)                         (Zip Code)


Registrant's telephone number, including area code:   (212) 247-0049
                                                    ----------------------------------------


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

         As previously reported in the Registrant's Form 8A/A filed with the Securities and Exchange Commission on March 24, 2004, on March 23, 2004, at a special meeting of shareholders, the shareholders of Pacific CMA, Inc., a Colorado corporation ("Pacific-Colorado"), and Pacific-Colorado itself as the sole stockholder of Pacific CMA, Inc., a Delaware corporation, approved a Plan of Merger and Reorganization with Pacific CMA, Inc., the Delaware corporation (the "Plan"). The purpose of the Plan was to effect the change of the state of incorporation of the Registrant from Colorado to Delaware.

         The merger was effected by merging Pacific-Colorado, with and into Pacific CMA, Inc., a Delaware corporation ("Pacific-Delaware"), formed by Pacific-Colorado in accordance with the terms of the Plan. The merger became effective on March 31, 2004 at 5:00 p.m.

         A Certificate of Merger was filed with the required authorities in the State of Delaware and Articles of Merger and the Plan were filed with the required authorities in the State of Colorado and have become effective.

         Also, at that special meeting, the shareholders of the Registrant also ratified, confirmed and approved the issuances of 100,000 shares to an executive officer, 50,000 shares to a consultant and Common Stock Purchase Warrants to purchase up to 50,000 shares of the Registrant's Common Stock.

ITEM 2. EXHIBITS FILED HEREWITH

         3.1. Articles of Incorporation of Pacific CMA, Inc. (Delaware) [incorporated by reference herein, filed with Registrant's Form 8-A on March 24, 2004].

         3.2. By-Laws of Pacific CMA, Inc. (Delaware) [incorporated by reference herein, filed with Registrant's Form 8-A on March 24, 2004].

         3.3. Agreement and Plan of Merger by and between Pacific CMA, Inc., a Colorado corporation, and Pacific CMA, Inc., a Delaware corporation [incorporated by reference herein, filed with Registrant's Form 8-A on March 24, 2004].

         3.4     Certificate of Merger as filed with the State of Delaware.*

         3.5 Articles of Merger and Plan of Merger and Reorganization as filed with the State of Colorado.*




--------------
*  Filed herewith.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                 PACIFIC CMA, INC.



                           By:   /s/ Alfred Lam
                                 -----------------------------------------------
                                 Print Name:  Alfred Lam
                                 Print Title: Chairman of the Board of Directors


Dated: April 8, 2004


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